Exhibit 10.49

Contract Number CSV-09-51444

Amendment Number 3

AMENDMENT NUMBER 3

TO THE INTEGRATED FACILITIES MANAGEMENT SERVICES AGREEMENT

BETWEEN JONES LANG LASALLE AMERICAS, INC. AND AMGEN INC.

This Amendment Number 3 (“Amendment 3”) is entered into as of July 1, 2011 by and between Jones Lang LaSalle Americas, Inc. (“Provider”) and Amgen Inc. (“Company”).

RECITALS

A.            Company and Provider entered into that certain agreement titled Integrated Facilities Management Services Agreement effective as of February 4, 2009 and identified by contract number CSV-09-51444 pursuant to which Provider is to be performing integrated facilities services with respect to facilities operations and maintenance and general services as set forth therein (“Original Agreement”).

B.            Thereafter, Company and Provider amended the Original Agreement through that certain Amendment Number 1, entered into as of March 31, 2010, and Amendment Number 2, entered into as of May 12, 2011 (the Original Agreement together with such amendments shall be referred to hereinafter as the “Agreement”).

C.            Company and Provider desire, and are willing, to amend the Agreement to make certain changes to rates set forth in Exhibit D to the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and each attachment hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.	DEFINITIONS

     1.1        Capitalized Terms.    All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment 3 and the defined terms of the Agreement, the definitions set forth in this Amendment 3 shall control.

2.	AMENDMENTS TO THE AGREEMENT

     2.1            Attachment D.8 (Burden Rates) of Exhibit D (Pricing). Exhibit D.8 (Burden Rates) of Exhibit D (Pricing) is hereby amended by adding at the end of the table included in Exhibit D.8 the text attached hereto as Schedule 2.1.

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Contract Number CSV-09-51444

Amendment Number 3

3.	CONCLUSION

Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment 3 to the Agreement as of the date first set forth above.

Jones Lang LaSalle Americas, Inc.

By:	/s/ Scott Darling

Name:	Scott Darling

Title:	Client Relationship Manager

Amgen Inc.

By:	/s/ Leah Fein

Name:	Leah Fein

Title:	GSS Operations Sr. Manager